Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Oceanview Acquisitions I, LLC. and/or its affiliates. (“Client”). The review included a total of 99 newly originated residential mortgage loans, in connection with the securitization identified as OCMT 2021-3 (the “Securitization”). The review began on March 10, 2021, and concluded on June 24, 2021.

Scope of Review

Credit Review

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.  QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower's occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Digital Risk performed a “Compliance Review” to the RMBS 3.0 TRID Compliance Scope to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counseling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

Valuation Review

Digital Risk performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Digital Risk will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products (CDA’s) were obtained to confirm the value was supported within 10% tolerance. This population was obtained by the client and ordered by Digital Risk.

Digital Risk applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The table below reflects the discrepancies inclusive of the blank data fields.

Fields Reviewed	Discrepancy Count	Percentage
Appraised Value	26	26.26%
CLTV	25	25.25%
Loan Purpose	1	1.01%
LTV	23	23.23%
Original Interest Rate	3	3.03%
Original Loan Amount	11	11.11%
Originator Back-End DTI	91	91.92%
Property Type	6	6.06%
Qualifying FICO score at origination	18	18.18%
Sales Price	3	3.03%
Subject Street Address	1	1.01%

Summary of Results:

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	68	$60460389.00	68.69%
Event Grade B	29	$28439785.00	29.29%
Event Grade C	2	$1289400.00	2.02%
Event Grade D	0	$0.00	0.00%
Total Sample	99	$90189574.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	73	$64424439.00	73.74%
Event Grade B	25	$25190735.00	25.25%
Event Grade C	1	$574400.00	1.01%
Event Grade D	0	$0.00	0.00%
Total Sample	99	$90189574.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	87	$79469374.00	87.88%
Event Grade B	11	$10005200.00	11.11%
Event Grade C	1	$715000.00	1.01%
Event Grade D	0	$0.00	0.00%

Total Sample	99	$90189574.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	98	$89615174.00	98.99%
Event Grade B	0	$0.00	0.00%
Event Grade C	1	$574400.00	1.01%
Event Grade D	0	$0.00	0.00%
Total Sample	99	$90189574.00	100.00%

Exception Category Summary

The table below summarizes the individual initial exceptions along with the final overall exception level grade which carried an associated “A”, “B”, “C”, or “D” level exception grade. Exception Level Grades of “A” indicate an exception was initially cited by Digital Risk and subsequently cured by Client. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	4506-T - Missing/Not Obtainable	1
		4506-T - Missing/Obtainable	4
		Assets - Cash to Close	3
		Assets - Minimum Reserves	5
		Assets - Source	1
		AUS (Manual) - Missing	1
		Condo - Documentation	1
		Credit - Other	1
		Credit Report - Aged	1
		Credit Report - Alerts	1
		Debts - Federal Debt	1
		Debts - Not Verified	4
		Final Application - Missing	2
		Flood Certificate - Missing	1
		Hazard Insurance - Missing/Insufficient	2
		HELOC - Closure Letter	5
		Income - Business Tax Returns	1
		Income - Employment History	3
		Income - Insufficient Documentation	6
		Income - Miscalculated/DTI Exceeds Tolerance	2
		Income - Missing Balance Sheet	4
		Income - Missing P&L	3
		Income - Other	5
		Income - Other/Missing	1
		Income - Pay Stubs Missing	2
		Income - Tax Return Documentation Incomplete	4
		Income - Tax Transcripts Missing	11

		Mortgage History - Missing/Incomplete	7
		No Credit Findings	38
		Program Parameters - DTI	2
		Program Parameters - Loan Purpose	1
		Subordination Agreement - Missing	1
		Subordination Note - Missing	1
		Tax Payer First Act Disclosure - Missing	5
		Tax Payer First Act Disclosure - Not Signed	2
		Title Commitment - Missing/Incomplete	1
		Title Commitment - Other	1
		Verification Documentation - VOE Self-Employed/Aged	2
		Verification Documentation - VOE Self-Employed/Missing	3
		Verification Documentation - VOR	3
		Verification Documentation - VVOE Salaried/Aged	2
		Verification Documentation - VVOE Salaried/Missing	2
		Total Credit Grade (A) Exceptions:	147
	B	4506-T - Missing/Obtainable	3
		Assets - Minimum Reserves	5
		Conflict of Interest	1
		Credit Report - Minimum Trade Lines	1
		Income - Miscalculated/DTI Exceeds Tolerance	1
		Income - Missing Balance Sheet	1
		Income - Missing P&L	6
		Income - Other/Missing	2
		Income - Tax Transcripts Missing	5
		Income Documentation - Rental Property Income Miscalc/Exceeds Tolerance	1
		Mortgage History - Missing/Incomplete	2
		Program Parameters - Credit Score	1
		Program Parameters - LTV	3
		Program Parameters - Property Type	1
		Verification Documentation - VOE Self-Employed/Aged	1
		Total Credit Grade (B) Exceptions:	34
	C	Appraisal - Other	1
		Program Parameters - Loan Purpose	1
		Total Credit Grade (C) Exceptions:	2
Compliance	Total Credit Exceptions:		183
	A	Flood Insurance Required	1
		HMDA - Government Monitoring	1
		HOC - Late	1
		No Compliance Findings	70
		ROR - Timing	1
		Security Instrument - Missing	1
		State Disclosure - Maryland Net Tangible Benefit Worksheet/Missing	1
		TRID - CD - Closing Information/Disbursement Date	2

		TRID - CD - Closing Information/Settlement Agent info	1
		TRID - CD - Incorrect Section	1
		TRID - CD - Loan Disclosures/Escrow Account	2
		TRID - CD - Section B incorrect payee	2
		TRID - CD - Settlement agent Contact Information	1
		TRID - CD - Settlement Agent License	2
		TRID - CD/Payee Not Listed	2
		TRID - Closing Disclosure/Missing	1
		TRID - Initial CD/Delivery Date (prior to consummation) Non- Rescindable	1
		TRID - Initial CD/Delivery Date (prior to consummation)- Rescindable	3
		TRID - LE/Missing	2
		TRID - SPL - More than 3 days from Application	2
		TRID - SPL/Missing	1
		TRID - Zero Tolerance Violation (Disclosure Timing Fail)	1
		TRID - Zero Tolerance Violation (No COC - Date Undeterminable)	2
		TRID - Zero Tolerance Violation (No Valid COC)	2
		Total Compliance Grade (A) Exceptions:	104
	B	TRID - 10% Tolerance Violation (No Valid COC)	1
		TRID - CD - $100 Tolerance Threshold/Non-Rescindable	1
		TRID - CD - Incorrect Section	1
		TRID - CD - Post-Consummation CD delivery date Borrower paid amount	1
		TRID - CD - Settlement Agent License	1
		TRID - CD - Transaction Information/Seller Info	1
		TRID - CD/Payee Not Listed	1
		TRID - Zero Tolerance Violation (No COC - Date Undeterminable)	1
		TRID - Zero Tolerance Violation (No Valid COC)	4
		Total Compliance Grade (B) Exceptions:	12
	C	TRID - LE/Revised Delivery Date (after issue of CD)	1
		Total Compliance Grade (C) Exceptions:	1
Valuation	Total Compliance Exceptions:		117
	A	Appraisal - Missing	1
		Appraisal - Other	2
		Appraisal - Value is not supported within 10% of original appraisal amount	14
		Appraisal - Value is supported within 10% of original appraisal amount	84
		Total Valuation Grade (A) Exceptions:	101
	C	Appraisal - Dated without recertification of value	1
		Total Valuation Grade (C) Exceptions:	1
	Total Valuation Exceptions:		102

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.